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                                                                    Exhibit 10.2

                           FIRST AMENDED AND RESTATED
                            W. R. BERKLEY CORPORATION
                             1992 STOCK OPTION PLAN
                                   * * * * * *
                                   ARTICLE I.
                                     PURPOSE

     This First Amended and Restated W. R. Berkley Corporation 1992 Stock Option Plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain employees of W. R. Berkley Corporation (the "Company") and of its subsidiaries and affiliates in order to increase their proprietary interest in the Company's success. The Plan is the first amendment and restatement of the Company's 1992 Stock Option Plan, and the provisions of the Plan, as so amended and restated, shall apply to all currently outstanding options under the Plan, as well as options granted prospectively under the Plan.

     The word "Company" when used in the Plan with reference to employment shall include subsidiaries of the Company. The word "subsidiary" when used in the Plan shall mean any subsidiary of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended ("Code"). The word "affiliate" when used in the Plan shall mean any entity in which the Company has a direct or indirect controlling interest.

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                                   ARTICLE II.
                                 ADMINISTRATION

     The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") from among its members, which shall consist of not less than two members thereof, provided that the full Board may, in its discretion, from time to time exercise the power and authority of the Committee under the Plan.

     Subject to the provisions of the Plan, the Committee shall have authority, in its discretion: (a) to determine which of the eligible employees of the Company and its subsidiaries and affiliates shall be granted options; (b) to authorize the granting of options and designate whether such options shall be "incentive stock options" under Section 422 of the Code or "non-statutory stock options"; (c) to determine the times when options shall be granted and the number of shares subject to such options; (d) to determine the option price of the shares subject to each option, which price shall be not less than the minimum specified in ARTICLE VI; (e) to determine the time or times when each option becomes exercisable, and the duration of the exercise period; (f) to accelerate the vesting and/or exercisability of any outstanding options; (g) to prescribe the form or forms of the option agreements under the Plan (which forms shall be consistent with the Plan but need not be identical); (h) to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (i) to construe and interpret the Plan, the rules and regulations


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and the option agreements under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees.

                                  ARTICLE III.
                                      STOCK

     The stock to be optioned under the Plan shall be shares of authorized but unissued Common Stock of the Company, par value $.20 per share, or previously issued shares of Common Stock reacquired by the Company (the "Stock"). The total number of shares of Stock which may be purchased pursuant to options granted under the Plan shall not exceed, in the aggregate, 4,750,000 shares, except as such number of shares shall be adjusted in accordance with the provisions of
ARTICLE X hereof. The maximum number of shares of Stock with respect to which options may be granted under the Plan to any single optionee during any calendar year shall not exceed 1,000,000 shares, except as such number shall be adjusted in accordance with the provisions of ARTICLE X hereof.

     In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the end of the period during which options may be granted, the shares of Stock subject to the unexercised portion of such option may again be subject to options granted under the Plan.


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                                   ARTICLE IV.
                          ELIGIBILITY OF PARTICIPANTS;
                         LIMITATION ON GRANTS OF OPTIONS

     (a) Officers and key employees of the Company or any of its subsidiaries (including directors who are also employees of the foregoing) are eligible for grants of incentive stock options which meet the requirements of Section 422 of the Code.

     (b) Officers, key employees and directors (including directors who are not employees) of the Company or any of its subsidiaries or affiliates are eligible for grants of non-statutory stock options. For purposes of the Plan, a "non-statutory stock option" means an option which, at the time of grant, is not designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     (c) With respect to incentive stock options, if the aggregate fair market value (determined as of the time the option is granted) of the Stock with respect to which any incentive stock option becomes exercisable for the first time by an optionee in any calendar year (under the Plan or any other stock option plan of the Company or any parent or subsidiary thereof) exceeds $100,000, such options shall be treated as non-statutory stock options to the extent of such excess.


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                                   ARTICLE V.
                                     OPTIONS

     Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements need not contain uniform terms and conditions but shall comply with and be subject to all the terms and conditions of the Plan and the applicable provisions of the Code. More than one option may be granted to any optionee.

                                   ARTICLE VI.
                                  OPTION PRICE

     In the case of each option granted under the Plan, the option price shall be not less than the fair market value of the Stock on the date of grant of such option, such fair market value to be determined by the Committee in its discretion; provided, however that in the case of an incentive stock option granted to an individual who owns, at the time the option is granted, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary thereof (a "Ten Percent Shareholder"), the option price shall not be less than 110% of such fair market value. In no event, however, shall the option price be less than an amount equal to the par value of the Stock.


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                                  ARTICLE VII.
                          EXERCISE AND TERM OF OPTIONS

     The option agreement may specify periods of time during which options may not be exercised in whole or in part. Except as may be so specified, any option may be exercised in whole at any time or in part from time to time during the applicable option period. The Committee, in its discretion, may accelerate the vesting and/or exercisability of any outstanding option. Unless otherwise determined by the Committee at the time of grant, the vesting and exercisability of an optionee's outstanding options shall accelerate upon a termination of employment by reason of the optionee's death or disability. The Committee shall have the authority to define the term "disability" for this purpose and/or to determine whether an optionee's employment has terminated by reason of disability.

     Any other provision of the Plan to the contrary notwithstanding, no option may be exercised after the date ten years from the date of grant of such option or, in the case of an incentive stock option granted to a Ten Percent Shareholder, five years from the date of grant of such option.

     The Committee, in its discretion, may, with the consent of any optionee, cancel any outstanding option.


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                                  ARTICLE VIII.
                               PAYMENT FOR SHARES

     Except as provided in the next succeeding paragraph, payment for shares of Stock purchased upon exercise of an option granted hereunder shall be made in full (i) in cash or cash equivalents, (ii) in shares of Stock which have been held by the optionee for at least six months prior to the date of such exercise, or (iii) in any combination of these two methods. In addition, the Committee may, in its discretion, allow for the exercise of options in accordance with broker-loan procedures adopted by the Committee from time to time.

     If the Committee shall so determine and at the election of the optionee, payment for shares of Stock purchased upon exercise of an option granted hereunder shall be made in installments, as shall be provided in the applicable option agreement. If payment is made in installments, the optionee shall deliver to the Company his promissory note payable to the Company for an amount equal to the difference between the full purchase price of the shares then being purchased and the amount of any down payment. The optionee shall pay the balance of the purchase price, together with interest thereon (if the Committee shall provide in the applicable option agreement for the payment of interest thereon) as provided by the Committee in the applicable option agreement; provided, however, that in any event the entire amount of the purchase price shall be due and payable by the end of five years from the date of purchase. Dividends on partly paid shares issued to such optionee (other than dividends


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in Stock) shall be declared and paid only upon the basis of the percentage of the purchase price actually received thereon by the Company, and, if so provided in the option agreement, any such dividends paid prior to final payment for the shares shall be applied by the Company against installments of the purchase price in the order of their maturity. The optionee shall not have the right to exercise any voting rights with respect to the shares until such time as the purchase price therefor is fully paid. Certificates for partly paid shares shall, immediately upon issue, be delivered to the Company, endorsed in blank by the optionee or accompanied by a separate stock power so endorsed, in pledge as security for the payment of the unpaid balance of the purchase price. The certificates issued to represent partly paid shares shall state thereon the total amount of the consideration to be paid therefor and the amount paid thereon.

     At the time of exercise of any option, the Committee shall require the optionee to pay to the Company an amount sufficient to pay all federal, state and local withholding taxes applicable, in the Committee's judgment, to the exercise of such option, and the optionee's right to exercise shall be contingent upon such payment. Such payment to the Company may be effected through (a) payment by the optionee to the Company of the aggregate withholding taxes in cash or cash equivalents; (b) at the discretion of the Committee, the Company's withholding from the number of shares of Stock that would otherwise be delivered to the optionee upon exercise of the option, a number of shares of Stock with an aggregate fair market value on the date of


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exercise (as determined by the Committee) equal to the aggregate amount of withholding taxes; or (c) at the discretion of the Committee, any combination of these two methods.

                                   ARTICLE IX.
                      NON-TRANSFERABILITY OF OPTION RIGHTS

     (a) Except as provided in paragraph (b) below, an option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by the optionee.

     (b) Notwithstanding paragraph (a) above, at the discretion of the Committee, an option, other than an incentive stock option, may be transferred by the optionee to one or more members of the optionee's immediate family, or to a trust or a partnership established for the benefit of one or more members of the optionee's immediate family. For the purposes of this paragraph (b), "immediate family" means an optionee's spouse, children and grandchildren, whether natural or adopted.

                                   ARTICLE X.
                  ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

     The aggregate number of shares of Stock which may be purchased pursuant to options granted hereunder, the maximum number of shares of Stock with respect to which options may be granted to any single optionee during any calendar year, the number of shares of Stock covered by each outstanding option and the price per share thereof shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of


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Stock resulting from a stock split or other subdivision or consolidation of shares of Stock, or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Stock effected without receipt of consideration by the Company.

     If the Company shall be sold, reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged (a "Corporate Event"), (i) each optionee shall, at the time of such Corporate Event, be entitled to receive upon the exercise of his option the same number and kind of shares of common stock or the same amount of property, cash or other securities as he would have been entitled to receive upon the occurrence of such Corporate Event as if he had been, immediately prior to such event, the holder of the number of shares of Stock covered by his option, and (ii) if the Company is not the surviving corporation in such Corporate Event, the Company shall require the successor corporation or parent thereof to assume such outstanding options; provided, however, that the Committee may, in its discretion and in lieu of requiring such assumption, provide that all outstanding options shall terminate as of the consummation of such Corporate Event, and accelerate the exercisability of all outstanding options to any date prior to the date of such Corporate Event.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee


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in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

                                   ARTICLE XI.
                                CHANGE OF CONTROL

     In the event of a Change of Control, each outstanding option under the Plan (including options granted prior to this first amendment and restatement) shall vest and become immediately exercisable in full as of the date immediately preceding the date of such Change of Control, or such other date, not later than the date of such Change of Control, as shall be established by the Committee in its discretion.

     For purposes of the Plan, a "Change of Control" shall mean:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Stock (the "Outstanding Company Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company,


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(ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, (iv) any acquisition by William R. Berkley or any entity directly or indirectly controlled by William R. Berkley, (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii), and (iii) of subsection (c) of this ARTICLE XI or (vi) any acquisition that is approved in advance by the Board at a time when the Incumbent Board (as hereinafter defined) constitutes at least a majority of the Board (an "Approved Acquisition"); or

     (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Consummation of a Corporate Event, unless, following such Corporate Event, (i) all or substantially all of


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the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Corporate Event beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Event (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Event, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person other than (1) William R. Berkley or any entity directly or indirectly controlled by William R. Berkley, (2) any corporation resulting from such Corporate Event, or (3) any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Event, beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Event or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Event, or was acquired pursuant to an Approved Acquisition and (iii) at least a majority of the members of the board of directors of the


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corporation resulting from such Corporate Event were members of the Incumbent
Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Event; or

     (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                                  ARTICLE XII.
                        NO OBLIGATION TO EXERCISE OPTION

     Granting of an option shall impose no obligation on the recipient to exercise such option.

                                  ARTICLE XIII.
                                 USE OF PROCEEDS

     The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

                                  ARTICLE XIV.
                             RIGHTS AS A STOCKHOLDER

     An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his option until he shall have become the holder of record of such shares, and he shall not be entitled to any dividends or distributions or other rights in respect of such shares for which the record date is prior to the date on which he shall have become the holder of record thereof.


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                                   ARTICLE XV.
                             COMPLIANCE WITH THE LAW

     The Company shall have no liability for failure to (or delay in) issue or transfer any shares of Stock subject to options under the Plan resulting from its inability to obtain (or any delay in obtaining) all requisite regulatory authority, if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares. Appropriate legends may be placed on the Stock certificates evidencing shares issued upon exercise of options to reflect such transfer restrictions.

                                  ARTICLE XVI.
                  GRANT LIMITATION FOR INCENTIVE STOCK OPTIONS

     No incentive stock option shall be granted hereunder after the date which is ten years from the earlier of (i) the date the Plan, as amended and restated, is adopted by the Board, and (ii) the date the Plan, as amended and restated, is approved by the Company's stockholders.

                                  ARTICLE XVII.
                       AMENDMENT OR DISCONTINUANCE OF PLAN

     The Board may, without the consent of the optionees, at any time terminate the Plan entirely and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect any option theretofore granted hereunder without the consent of the applicable optionee, and provided further that no such action by the Board, without approval of the stockholders, may (a) increase the total number of shares of


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Stock which may be purchased pursuant to options granted under the Plan, except as contemplated in ARTICLE X; or (b) change the class of employees eligible to receive incentive stock options under the Plan.

                                      * * *

As amended as of May 14, 1997


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